Exhibit 10.1

INTEREST DEFERRAL AND FORBEARANCE AGREEMENT

THIS INTEREST DEFERRAL AND FORBEARANCE AGREEMENT (the “Agreement”) made this 25th day of September, 2019, by and between GENERAL MOLY, INC., a Delaware corporation (the “Company”) and each of the undersigned holders of Notes (as hereinafter defined) who are signatories hereto (the “Holders”).

WHEREAS, the Holders are holders of either Senior Convertible Promissory Notes, dated December 26, 2014 (the “Convertible Notes”) issued pursuant to a Unit Subscription Agreement dated December 22, 2014 or Senior Promissory Notes issued in connection with the conversion of Convertible Notes (the “Promissory Notes”) or both (collectively, the “Notes”) in each case in the original principal amounts as set forth as Exhibit A attached hereto; and

WHEREAS, the undersigned Holders are willing to defer receipt of interest payments due September 30, 2019 under the Notes (the “September 2019 Interest Payment”); and

WHEREAS, the undersigned Holders wish to affirm and acknowledge that the deferral of receipt of the September 2019 Interest Payments shall not result in an Event of Default (as such term is defined in the Notes);

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.                                      Deferral of September 2019 Interest Payment.  Each undersigned Holder agrees that (a) the Company may defer payment of, and (b) the Holder elects to defer receipt of, the September 2019 Interest Payment.  The Company agrees that the September 2019 Interest Payment shall be due and payable to the undersigned Holders on December 26, 2019, together with interest at the rate of ten-percent (10%) per annum calculated in accordance with the provisions of the Notes.

2.                                      Forbearance.  Provided that there are no other Events of Default, each of the undersigned Holders agrees (a) that the deferral of the September 2019 Interest Payment shall not constitute an Event of Default, and (b) to forbear from enforcing its rights and remedies under the Notes pursuant to the terms of this Agreement.

3.                                      No Course of Dealing.  The Company acknowledges, understands and agrees that the undersigned Holders are under no duty or obligation of any kind whatsoever to agree to any additional deferral of interest payments or extend or grant the Company any additional period of forbearance. No course of performance, course of dealing or trade usage is intended by, nor shall be deemed to have occurred, as a result of the agreements of the undersigned Holders as set forth herein.

4.                                      Miscellaneous Provisions.

a.                                      This Agreement constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings related to such subject matter.  To the extent that any provision of this Agreement conflicts with any term or condition set forth in the Notes, the provisions of this Agreement shall supersede and control.

b.                                      No amendment, modification, recision, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

c.                                       All notices or demands to parties hereto shall be sufficient if made in writing upon deposit in the mail, postage prepaid, and addressed to the parties respectively as set forth on Exhibit A.

d.                                      This Agreement shall be binding upon all parties and their respective heirs, personal representatives, successors and assigns.

e.                                       This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state.

IN WITNESS WHEREOF, the undersigned execute this Agreement effective the day and year first written above.

GENERAL MOLY, INC.

By:	/s/ R. Scott Roswell

	Its:	Chief Legal Officer

2

HOLDER:

/s/ F. Steven Mooney
F. STEVEN MOONEY

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDERS:

/s/ Bruce D. Hansen
BRUCE HANSEN

/s/ Bong T. Hansen
BONG HANSEN

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDER:

/s/ Robert I. Pennington
ROBERT I. PENNINGTON

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDER:

/s/ R. Scott Roswell
ROBERT SCOTT ROSWELL

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDER:

/s/ Gary Loving
GARY LOVING

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDER:

MICHAEL K. BRANSTETTER IRA

By:	/s/ Michael K. Branstetter

	Its	Owner

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

HOLDERS:

/s/ Michael K. Branstetter
MICHAEL BRANSTETTER

/s/ Nancy Branstetter
NANCY BRANSTETTER

ADDRESS:

Holder Signature Page - General Moly, Inc. / Interest Deferral and Forbearance Agreement

EXHIBIT A

Holder	Convertible Note	Promissory Note
F. Steven Mooney	$5,000,000.00	—
Bruce and Bong Hansen	$750,000.00	$368,413.33
Robert I. Pennington	—	$73,682.67
Robert Scott Roswell	—	$29,473.07
Gary Loving	$100,000.00	$45,929.78
Michael K. Branstetter IRA	—	$19,451.92
Michael & Nancy Branstetter	—	$7,294.46
Total	$5,850,000.00	$544,245.23

A-1

EXHIBIT B

Holders	September 2019 Deferred Interest
F. Steven Mooney	$126,388.89
Bruce and Bong Hansen	$28,271.00
Robert I. Pennington	$1,862.53
Robert Scott Roswell	$745.01
Gary Loving	$3,688.78
Michael K. Branstetter IRA	$491.70
Michael & Nancy Branstetter	$184.39
Total	$161,632.30

B-1